Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Pinchas Althaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Empire Minerals Corp. on Form 10-QSB for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Empire Minerals Corp.

/s/ Pinchas Althaust
Pinchas Althaust
Chief Executive Officer and President
November 14, 2007